Note 16 - Subsequent Events	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Subsequent Events [Text Block]

16.         Subsequent events

(a)	On January 12, 2022 the Company agreed to acquire M/V Molyvos Luck, a 57,924 dwt drybulk vessel built in 2014, for $21.2 million. The vessel was majority owned by an un-affiliated third party and has been managed by Eurobulk Ltd., also the manager of the majority of the Company’s vessels. The vessel was delivered to the Company on February 11, 2022. The Company also assumed the existing charter of the vessel at $13,250 per day until April 2022. The acquisition was financed with the Company’s own funds.

(b)

Conflict in Ukraine: As a result of the recent conflict between Russia and Ukraine which commenced in February 2022, Switzerland, the US, the EU, the UK and others have announced unprecedented levels of sanctions and other measures against Russia and certain Russian entities and nationals. The Company intends to comply with these requirements and address their potential consequences. While the Company's vessels currently do not sail in the Black Sea and the Company otherwise conducts limited operations in Russia and Ukraine, the extent to which this will impact the Company’s future results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted. Accordingly, an estimate of the impact cannot be made at this time.